SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2002

UBICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23239	34-1744587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Technology Drive
Suite 210
Canonsburg, Pennsylvania 15317
(Address of principal executive offices)

(724) 746-6001
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant

Effective December 6, 2002, UBICS, Inc. (“Registrant”) engaged Goff, Backa, Alfera & Company, LLC (“GBA”) as Registrant’s principal accountants to audit Registrant’s financial statements. During Registrant’s two most recent fiscal years and the subsequent interim period prior to engaging GBA, neither Registrant nor anyone on its behalf consulted with GBA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements, and neither a written report nor oral advice was provided to Registrant by GBA that was an important factor considered by Registrant in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(i)(v) of Regulation S-K).

The engagement of GBA as Registrant’s principal accountants to audit Registrant’s financial statements was approved by the Audit Committee of Registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBICS, INC.

Date: December 12, 2002	By:	/S/ NEIL M. EBNER
Neil M. Ebner Vice President, Finance and Chief Financial Officer
.